ASSIGNMENT OF CLAIMS AGREEMENT

    This Assignment of Claims Agreement (the "Agreement") is made and entered into by and among the following: (I) AAROW Envrionmental Group, Inc., a Nevada corporation a/k/a AARO Broadband Wireless Communications Corporation ("AARO Broadband"), Getmore Communications, Inc., an Oklahoma corporation ("Getmore"), GKD, Inc., an Oklahoma corporation ("GKD"), Ronald L. Baker, an individual ("Baker"), Gary Duke, an individual ("Duke") (with AARO Broadband, Getmore, GKD, Baker and Duke being referred to collectively as "AARO"); (II) Broadband Wireless International Corporation, f/k/a Black Giant Oil Company, a Nevada corporation ("Broadband"), by and through Peter Bradford, Esq. ("Temporary Receiver"), duly appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, in Case No. CIV-00-1375, United States District Court, Western District of Oklahoma, pursuant to an Order Appointing Temporary Receiver entered same date (the "Receiver Order") and Ivan Webb, an Individual ("Webb") (with Broadband and Webb being referred to together as "BBAN"); (III) BroadCom Wireless Communications Corporation a/k/a BroadCom Communications Group, a/k/a BroadCom Wireless Communications Corporation, an Oklahoma corporation ("BroadCom") by and through the Temporary Receiver through the Receiver Order; (IV) Black Giant Resources Corporation, an
Oklahoma corporation ("Black Giant Resources"), by and through the Temporary Receiver through the Receiver Order; and (V) each of the Purchasers identified in Exhibit "A" hereof (each, a "Purchaser" and collectively, the "Purchasers"). AARO Broadband, Getmore, GKD, Baker, Duke,
Broadband, BroadCom, Black Giant Resources, and the Purchasers are sometimes collectively referred to herein as the "Parties."

    WHEREAS, beginning in 1999, Getmore, GKD, Baker, and Duke in entered into numerous different written and oral agreements with BBAN (prior to the Receiver Order), BroadCom, Black Giant Resources and others for the purpose of creating and funding businesses proficient in high speed internet and wireless related services. Getmore, GKD, Baker, and Duke have alleged in the various civil actions hereinafter identified that BBAN, BroadCom, Black Giant Resources and others breached those agreements. As a result of those alleged breaches of agreements, Baker in good faith rescinded his agreements with BBAN, BroadCom, Black Giant Resources and others.

    WHEREAS, the United States Securities and Exchange Commission initiated a civil action (the "Commission Action") on August 11, 2000, in the United States District Court, Western District of Oklahoma (the "District Court"), Case No. CIV-00-1375, against BBAN, BroadCom, Black Giant Resources, Webb and others for alleged violations of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The District Court issued in that civil action on August 11, 2000, a Temporary Restraining Order, Asset Freeze and Order Requiring Accountings, Prohibiting Destruction and Alteration of Documents. At the same time, the District Court entered the Receiver Order.

    WHEREAS, effective, the ___ day of September, Gene Stipe, Eddie Harper, Viking Group, Jerry Miller Trust, Steve Copeland, Stra, LLC, John Thetford, Sam Lovera, Eric Bohne and Don Brown (collectively, the "Stipe Group"), AARO, BBAN, BroadCom, and Black Giant Resources entered into a certain Settlement Agreement (the "Settlement Agreement"), attached hereto as Exhibit "B", pursuant to which was accomplished a complete and final settlement of all claims, demands, differences and causes of action among AARO, Getmore, GKD, Baker, Duke, BBAN, BroadCom, Black Giant Resources, the Stipe Group and each of the officers, directors, agents, employees, representatives, and shareholders thereof, with respect to the various disputes described herein (the "Settled Disputes");

    WHEREAS, on or about May 24, 2000, Broadband filed a civil action in the District Court of Oklahoma County, Oklahoma styled Broadband Wireless International Corporation, f/k/a Black Giant Oil Company vs. Ronald L. Baker, AAROW Environmental Group, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-3816 (the "First Civil Action"), wherein Broadband alleged, among other things, claims against Baker, Getmore and AARO for negligent misrepresentation. In the First Civil Action Baker filed counter-claims against Broadband, and third party claims against Webb, Knight and BroadCom alleging, among other things, claims for breach of contract, violations of federal and state securities laws, fraud and conversion;

  WHEREAS, on or about July 14, 2000, BroadCom and Black Giant Resources filed a civil action in the District Court of Oklahoma County, Oklahoma styled BroadCom Wireless Communications, Corp and Black Giant Resources Corporation vs. Ronald L. Baker, ARROW Environmental Groups, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-5129 (the "Second Civil Action"), wherein BroadCom and Black Giant Resources alleged, among other things, claims against Baker, Getmore and AARO for negligent misrepresentation;

  WHEREAS, on or about June 30, 2000, Gary Duke, Ron Baker, and GKD, Inc. filed a civil action in the District Court of Oklahoma County, Oklahoma styled Gary Duke, Ron Baker, and GKD, Inc. vs. BroadCom Wireless Communications Corporation, Case No. CJ-2000-4813 (the "Third Civil Action"), wherein Gary Duke, Ron Baker, and GKD, Inc. alleged, among other things, claims against BroadCom for conversion and fraud;

  WHEREAS, pursuant to the terms of the Settlement Agreement, the Purchasers desire to purchase, and Broadband, BroadCom and Black Giant Resources desire to sell, the respective asserted and unasserted claims of Broadband, BroadCom and Black Giant Resources in the First Civil Action, Second Civil Action and Third Civil Action as against Baker, AARO Broadband, Getmore, GKD, and Duke (the "Assigned Claims") for the aggregate purchase price of $400,000 (the "Purchase Price") and other valuable consideration, pursuant to the terms and conditions set forth herein;

  WHEREAS, the sale of the Assigned Claims is being conducted pursuant to Regulation D under the Securities Act only (i) on a non-public basis to "accredited investors", as such term is defined in Rule 501(a) of Regulation D;
(ii) with sales being made only by duly authorized officers and/or directors of AARO; (iii) with no direct remuneration for such sales being paid to such officers and/or directors for such sales; and (iv) contingent upon the District Court approval of this Agreement and the Settlement Agreement;

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

  WHEREAS, each of the Purchasers is an "accredited investor";

  WHEREAS, if any of the Purchasers designates any other party as a designee for the purpose of receiving any portion of the Assigned Claims pursuant to the terms hereof, then, prior to receiving any portion of such Assigned Claims as designee of the specific Purchaser, such designee must execute and deliver to Broadband a written certification ("Certification"), the form and content of which must be satisfactory to Broadband, in which such designee represents to the Company that such designee is an "accredited investor" under Rule 501 of Regulation D promulgated under the Securities Act and how such designee is an accredited investor, and that such designee is acquiring such designated Assigned Claims for the designees' own account, for investment purposes only and not with a view toward distribution or resale and agrees to be subject to and bound by all of the other conditions and provisions of this Agreement (including, but not limited to, the representations, warranties and covenants contained in Section 5) and shall execute and deliver to Broadband an agreement in form and substance substantially the same as this Agreement except for the percentage of the Assigned Claims to be assigned to the designee;

  WHEREAS, in reliance upon the representations made by the Purchasers in this Agreement, the transactions contemplated by this Agreement, are such that the offer and purchase of the Assigned Claims hereunder will be exempt from registration under applicable federal securities laws because this is a private placement and intended to be a nonpublic offering pursuant to Sections 4(2) and/or 3(b) of the Securities Act and/or Regulation D promulgated under the Act.

       NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

     1. Purchase Price. The aggregate Purchase Price for all of Broadband's, BroadCom's and Black Giant Resources' right, title and interest in and to the Assigned Claims shall be Four Hundred Thousand Dollars and no/100 ($400,000), payable in cash, and other valuable consideration as described hereafter.

  2.  Initial Payment.  The Purchasers shall pay to MidFirst Bank (the
"Escrow Agent") Two Hundred Thousand and no/100 Dollars ($200,000) (the "Initial Payment") in cash, on or prior to the hearing date ("Hearing Date") for approval of the Settlement Agreement and this Agreement, which is currently anticipated to be October 16, 2000.

  3. Final Payment. Within sixty (60) days of the Hearing Date (the "Final Payment Date"), the Purchasers shall pay to the Escrow Agent Two Hundred Thousand and no/100 Dollars ($200,000) (the "Final Payment") as the remainder of the Purchase Price. If the Purchasers do not make such Final Payment in its entirety by the Final Payment Date, AARO shall pay to the Escrow Agent the balance of the Final Payment not paid by the Purchasers.

  4.  Assignment and Transfer of Claims.  Each of Broadband, BroadCom and
Black Giant Resources will, after receipt of the Initial Payment, as described in Section 2 hereof, and contemporaneous with the receipt of the Final Payment referenced in Section 3 hereof , transfer the Assigned Claims to the Purchasers, pro rata according to the percentages listed in Exhibit "A" hereof by executing and delivering a transfer of claim covering the Assigned Claims in substan-
tially the form of Exhibit "C" attached hereto.   In the event the Purchase
Price is not timely paid in its
entirety by the Final Payment Date, the transfer, assignment and conveyance of the Assigned Claims shall not occur, the Escrow Agent shall be directed to return the Initial Payment to the Assigned Claim Purchasers, pro rata according to the amounts paid by such Parties, less any escrow fee, and this Agreement shall be deemed null and void.

     5. Representations, Warranties and Covenants of Purchasers. Each of the Purchasers hereby represents, warrants and covenants to Broadband, BroadCom, Black Giant Resources as follows:

       5.1 Investment Intent. Each Purchaser represents and warrants that the Assigned Claims are being purchased or acquired solely for such Purchaser's own account, for investment purposes only and not with a view toward the distribution or resale to others. Each Purchaser acknowledges and understands that the Assigned Claims have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in large part, upon each Purchaser's representations as to investment intention, investor status, and related and other matters set forth herein. Each Purchaser understands that, in the view of the Securities and Exchange Commission (the "Commission"), among other things, a purchase with an intent to distribute or resell would represent a purchase and acquisition with an intent inconsistent with its representation to Broadband, BroadCom, Black Giant Resources, and the Commission might regard such a transfer as a deferred sale for which the registration exemption is not available.

       5.2 High Risk. Each Purchaser recognizes that the purchase of the Assigned Claims involves a very high degree of risk in that
            (a) as of the date of this Agreement, the Assigned Claims may have little or no value; (b) on August 11, 2000, the Commission filed the Commission Action against Broadband and its president, Ivan Webb, and others, alleging various violations of federal securities laws and seeking preliminary and permanent injunctive relief, disgorgement and civil monetary penalties; (c) an investment in the Assigned Claims is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Assigned Claims; (d) an investor may not be able to liquidate his investment; (e) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance or value by, through or of the Assigned Claims, has been promised, assured, represented or warranted by the Temporary Receiver, Broadband, BroadCom, Black Giant Resources, or by any director, officer, employee, agent or representative thereof; and, (f) the Assigned Claims that are purchased under this Agreement (i) are not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described herein, and (ii) the Assigned Claims subscribed for and that are to have no present public or other market and will have no public market in the future.

       5.3 Prior Investment Experience. Each Purchaser acknowledges that such party has prior investment experience, including investment in non-listed and non-registered securities, including complex contingent financial instruments such as the Assigned Claims, or such Purchaser has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by Broadband, BroadCom, Black Giant Resources to them and to evaluate the merits and risks of such an investment on the Purchaser's behalf, and that the Purchaser recognizes the highly speculative nature of this investment.

       5.4 No Review by the Commission. Each Purchaser hereby acknowledges that this offering of the Assigned Claims has not been reviewed by the Commission because this private placement is intended to be a nonpublic offering pursuant to Sections 4(2) and/or 3(b) of the Securities Act and/or Regulation D promulgated under the Securities Act.

       5.5 Not Registered. Each Purchaser understands that the Assigned Claims have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon each Purchaser's investment intention. In this connection, Each Purchaser understands that it is the position of the Commission that the statutory basis for such exemption would not be present if the Purchaser's representations merely meant that the Purchaser's intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, or for any other fixed period.

       5.6 Sophisticated Investor. Each Purchaser (a) has adequate means of providing for such Purchaser's current financial needs and possible contingencies and has no need for liquidity of such Purchaser's investment in the Assigned Claims; (b) is able to bear the economic risks inherent in an investment in the Assigned Claims and understands that an important consideration bearing on Purchaser's ability to bear the economic risk of the purchase of Assigned Claims is whether such Purchaser can afford a complete loss of such Purchaser's investment in the Assigned Claims and each Purchaser represents and warrants that such Purchaser can afford such a complete loss; and (c) has such knowledge and experience in business, financial, investment and banking matters (including, but not limited to, investments in restricted, non-listed and non-registered securities, including complex contingent financial instruments such as the Assigned Claims) and that such Purchaser is capable of evaluating the merits, risks and advisability of an investment in the Assigned Claims.

       5.7 Tax Consequences. Each Purchaser acknowledges that the none of the Temporary Receiver, Broadband, BroadCom, Black Giant Resources, nor any director, officer, employee, agent or representative thereof has made any representation regarding the potential or actual tax consequences for Purchasers which will result from entering into the Agreement. Each Purchaser acknowledges that such Purchaser bears complete responsibility for obtaining adequate tax advice regarding the Agreement.

       5.8 Documents, Information and Access. Each Purchaser's decision to purchase the Assigned Claims are not based on any promotional, marketing or sales materials, and each Purchaser and each Purchaser's representatives have been afforded, prior to purchase thereof, the opportunity to ask questions of, and to receive answers from, Broadband, BroadCom, Black Giant Resources and their management, and has had access to all documents and information which the Purchaser deems material to an investment decision with respect to the purchase of Assigned Claims hereunder.

       5.9 No Commission. Each Purchaser agrees and acknowledges that no commission or other remuneration is being paid or given directly or indirectly for soliciting the subscription described hereunder.

       5.10 Accredited Investor. Each Purchaser is an "accredited investor" under Rule 501 of Regulation D promulgated under the Securities Act as follows:

            5.10.1 Natural Person. If Purchaser is a natural person, such person (i) has an individual net worth, or joint net worth with such person's spouse at the time of the purchase described hereunder, in excess of $1,000,000 or (ii) had individual income in excess of $200,000 in each of the two most recent years or joint income with such person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

            5.10.2 Corporation. If Purchaser is a corporation, such corporation has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Assigned Claims.

            5.10.3    Trust.  If a Purchaser is a trust, such must be
                      (i) a revocable or grantor trust and each person with the power to revoke the trust must qualify as an accredited investor under Section 5.10.1 or 5.10.2 above and/or (ii) a trust with total assets in
                      excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a sophisticated person as described in Section 5.6 hereof.

       5.11 Reliance. Each Purchaser understands and acknowledges that Broadband, BroadCom, Black Giant Resources is relying upon all of the representations, warranties, covenants, understandings, acknowledgments and agreements contained in this Agreement in determining whether to accept this subscription and to sell and issue the Assigned Claims to the Purchaser.

       5.12 Restriction on Transfer of Assigned Claims. Each Purchaser, by acceptance hereof, covenants and agrees that the Assigned Claims are being acquired as an investment and not with a view to the distribution thereof. The Purchaser, by acceptance thereof, agrees that no public distribution of Assigned Claims will be made in violation of the provisions of the Securities Act and the Rules and Regulations promulgated thereunder and any applicable State securities laws. The Purchaser and each permitted transferee thereof further agrees that if any distribution of any of the Assigned Claims is proposed to be made, such action shall be taken only after receipt by Broadband of an opinion of its counsel, or an opinion of counsel reasonably satisfactory to Broadband, to the effect that the proposed distribution will not be in violation of either the Securities Act or applicable state law. Furthermore, it shall be a condition to the transfer of the Assigned Claims that any transferee thereof deliver to Broadband his, her or its written agreement to accept and be bound by all of the terms and conditions contained in this Agreement.

       5.13 Accuracy or Representations and Warranties. All of the representations, warranties, understandings and acknowledgments that the Purchaser has made herein are true and correct in all material respects as of the date of execution hereof. Each Purchaser will perform and comply fully in all material respects with all covenants and agreements set forth herein, and each Purchaser covenants and agrees that until the acceptance of this Agreement by Broadband, BroadCom, and Black Giant Resources, each Purchaser shall inform Broadband immediately in writing of any changes in any of the representations or warranties provided or contained herein.

  6. Supplements and Amendments. Broadband and the Purchasers may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Parties may deem necessary or desirable.

  7. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of Broadband, BroadCom, Black Giant Resources, the Purchasers and their respective successors and assigns hereunder.

  8. Governing Law; Submission to Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of Oklahoma and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

  All Parties hereto hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts located in Oklahoma City, Oklahoma, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Parties hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Parties (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Exhibit "A" attached hereto. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Parties agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

  9. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

  10. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

  11. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.


  12. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than Broadband and the Purchasers any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of Broadband and the Purchasers.

  13. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

  14. Assignment. This Agreement may not be assigned by the Purchasers without prior written consent of all parties hereto. The Purchasers may be assigned in part, or in whole if prior to any such assignment the assignee executes and delivers to Broadband a Certification, the form and content of which must be satisfactory to Broadband, in which such assignee represents to Broadband that such assignee is an "accredited investor" under Rule 501 of Regulation D promulgated under the Securities Act and how such assignee is an accredited investor, and that such assignee is acquiring such designated Assigned Claims for the assignee's own account, for investment purposes only and not with a view toward distribution or resale and agrees to be subject to and bound by all of the other conditions and provisions of this Agreement (including, but not limited to, the representations, warranties and covenants contained in Section 5 hereof) and such assignee shall execute and deliver to Broadband an agreement in form and substance substantially the same as this Agreement except for the percentage of the Assigned Claims and the name of the assignee.

            THE NEXT PAGE IS THE FIRST SIGNATURE PAGE

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                           BROADBAND WIRELESS INTERNATIONAL
                           CORPORATION, f/k/a BLACK GIANT OIL
                           COMPANY, a Nevada corporation


                           By: _________________________________
                           Its:  Receiver


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF OKLAHOMA         )

  Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to known to me to be the person whose name is subscribed to the foregoing instrument as Receiver of Broadband Wireless International Corporation, f/k/a Black Giant Oil Company, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day of        , 2000.


                           ____________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                             BROADCOM WIRELESS COMMUNICATIONS CORPORATION
                           A/K/A BROADCOM COMMUNICATIONS GROUP, A/K/A
                           BROADCOM WIRELESS COMMUNICATIONS CORPORATION, an Oklahoma corporation



                           By: _________________________________
                           Its:  Receiver


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF OKLAHOMA         )

  Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to known to me to be the person whose name is subscribed to the foregoing instrument as Receiver of BroadCom Wireless Communications Corporation a/k/a BroadCom Communications Group, a/k/a BroadCom Wireless Communications Corporation, an Oklahoma corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day of             , 2000.


                           ____________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           BLACK GIANT RESOURCES CORPORATION,
                           an Oklahoma corporation



                           By: _________________________________
                           Its:  Receiver


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF OKLAHOMA         )

  Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to known to me to be the person whose name is subscribed to the foregoing instrument as Receiver of Black Giant Resources Corporation, an Oklahoma corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day of            , 2000.


                           ____________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           AAROW ENVIRONMENTAL GROUP, INC.,
                           a Nevada corporation,
                           a/k/a AARO BROADBAND
                              WIRELESS COMMUNICATIONS, INC.


                           By:  _______________________________
                           Its:  President


ATTEST:

________________________
Secretary
(SEAL)

CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF _____________    )

  Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as President of AARO Broadband Wireless Communications Corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day
of___________________________, 2000.


                           ____________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                           GETMORE COMMUNICATIONS, INC.,
                           an Oklahoma corporation


                           By:  ________________________________
                           Its:   President
ATTEST:

________________________
Secretary
(SEAL)


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF _____________    )

  Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as President of Getmore Communications, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day
of___________________________, 2000.

                           ___________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                           GKD, INC., an Oklahoma corporation


                           By:  ________________________________
                           Its:  President
ATTEST:

________________________
Secretary
(SEAL)


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF _____________    )

  Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as President of GKD, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day
of___________________________, 2000.

                           ___________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Ronald L. Baker, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Ronald
L. Baker, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of           , 2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Gary Duke, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Gary Duke, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of            , 2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Dr. Bill Miller, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Dr. Bill Miller, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Susan Miller, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Susan Miller, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Allen Mauk, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Allen Mauk, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Bob Jadabar, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Bob Jadabar, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           John Thetford, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared John Thetford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Eddie Harper, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Eddie Harper, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Gene Stipe, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Gene Stipe, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Kenneth L. Brune, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Kenneth Brune, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           ____________________________________
                           Fred Shefte, an individual


INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF ___________      )

  Before me, the undersigned authority, on this day personally appeared Fred Shefte, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ___________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           The Jerry Miller Trust.


                           By:  ________________________________
                           Its: Trustee



TRUST ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF _____________    )

  Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as Trustee for The Jerry Miller Trust, and acknowledged to me that he is authorized to execute on behalf of the trust, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the trust.

  Given under my hand and seal of office this       day
of___________________________, 2000.

                           ___________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                           VIKING GROUP, LLC,
                           an Oklahoma limited liability company


                           By:  ________________________________
                           Its: Manager
ATTEST:

________________________
Secretary
(SEAL)


LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF _____________    )

  Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as Manager of Viking Group, LLC, and acknowledged to me that he is authorized to execute on behalf of the limited liability company, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the limited liability company.

  Given under my hand and seal of office this       day
of___________________________, 2000.

                           ___________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                           STRA, LLC.,
                           an Oklahoma limited liability company


                           By:  ________________________________
                           Its: Manager



LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF _____________    )

  Before me, the undersigned authority, on this day personally appeared _____________________, known to me to be the person whose name is subscribed to the foregoing instrument as Manager of Stra, LLC, and acknowledged to me that he is authorized to execute on behalf of the limited liability company, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the limited liability company.

  Given under my hand and seal of office this       day
of___________________________, 2000.

                           ___________________________________
                           Notary Public

My Commission Expires:

___________________
(SEAL)

                           EXHIBIT "A"

           Dr. Bill Miller               $15,000   3.75%
           Susan Miller                  $10,000   2.5%
           The Jerry Miller Trust        $14,000   3.5%
           Allen Mauk                    $10,000   2.5%
           Bob Jadabar                   $60,000   15%
           John Thetford                 $50,000   12.5%
           Eddie Harper                  $50,000   12.5%
           Gene Stipe                    $105,389  26.35%
           Viking Group, LLC             $25,000   6.25%
           Stra, LLC                     $25,000   6.25%
           Kenneth L. Brune              $22,500   5.625%
           Fred Shefte                   $13,111   3.275%
                                        ________  ______
                                        $400,000  100.00%

                           EXHIBIT "C"

                ASSIGNMENT AND TRANSFER OF CLAIMS

  In consideration of the sum of $400,000.00 (paid in the aggregate to Broadband, as that term is defined in the Assignment of Claims Agreement dated October ___, 2000 (the "Agreement"), the undersigned hereby assign, transfer and convey to the Purchasers (as defined in the Agreement), on a pro rata basis as indicated in Exhibit "A" to the Agreement all of their right, title and interest in and to their claims, asserted and unasserted, against Baker, AARO Broadband, Getmore, GKD, and Duke in (A) Broadband Wireless International Corporation, f/k/a Black Giant Oil Company vs. Ronald L. Baker, AAROW Environmental Group, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-3816, (B) BroadCom Wireless Communications, Corp and Black Giant Resources Corporation vs. Ronald L. Baker, ARROW Environmental Groups, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-5129 (the "Second Civil Action"), and (C) Gary Duke, Ron Baker, and GKD, Inc. vs.
BroadCom Wireless Communications Corporation, Case No. CJ-2000-4813, all of which are pending in the District Court of Oklahoma County, Oklahoma.

                           BROADBAND WIRELESS INTERNATIONAL
                           CORPORATION, f/k/a BLACK GIANT OIL
                           COMPANY, a Nevada corporation

                           By: _________________________________
                           Its:  Receiver

CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF OKLAHOMA    )

  Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument as Receiver of BROADBAND WIRELESS INTERNATIONAL CORPORATION, f/k/a BLACK GIANT OIL COMPANY, and acknowledged to me that he is authorized to execute on behalf of the corporation and that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

  Given under my hand and seal of office this       day of               ,
2000.


                           ____________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                          BROADCOM WIRELESS COMMUNICATIONS
                          CORPORATION A/K/A BROADCOM COMMUNICATIONS
                          GROUP, A/K/A BROADCOM WIRELESS
                          COMMUNICATIONS CORPORATION, an Oklahoma
                          corporation



                           By: _________________________________
                           Its:  Receiver


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF OKLAHOMA         )

  Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to known to me to be the person whose name is subscribed to the foregoing instrument as Receiver of BroadCom Wireless Communications Corporation a/k/a BroadCom Communications Group, a/k/a BroadCom Wireless Communications Corporation, an Oklahoma corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day of               ,
2000.


                           ____________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)

                           BLACK GIANT RESOURCES CORPORATION,
                           an Oklahoma corporation



                           By: _________________________________
                           Its:  Receiver


CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                      )  ss.
COUNTY OF OKLAHOMA         )

  Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to known to me to be the person whose name is subscribed to the foregoing instrument as Receiver of Black Giant Resources Corporation, an Oklahoma corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

  Given under my hand and seal of office this       day of               ,
2000.


                           ____________________________________
                           Notary Public
My Commission Expires:

___________________
(SEAL)







                               33